CLASS A SENIOR SECURED CONVERTIBLE DEBENTURE

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

ISSUANCE DATE                                             September __, 2003
CONVERTIBLE DEBENTURE DUE                                 December 31, 2006
AMOUNT                                                    Up to $1,500,000.00


     FOR VALUE RECEIVED, Material Technologies, Inc., a Delaware corporation (the "Company"), hereby promises to pay Palisades Capital, LLC or registered assigns (the "Holder") on December 31, 2006 (the "Maturity Date"), a principal amount equal to the amount set forth on the Schedule of Advances attached hereto and signed by the Company, and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.

Article 1. Interest
-------------------

     The Company shall pay interest on the unpaid principal amount and accrued but unpaid interest of this Class A Senior Secured Convertible Debenture (the "Debenture") in monthly payments of accrued interest, payable on the first day of each month, at the rate of Ten Percent (10%) per annum, payable in arrears, in cash, until the principal amount hereof is paid in full or has been converted. Interest shall accrue from the date of each advance, on the full amount of such advance. Notwithstanding the foregoing, the Company shall have the right to defer payment of interest until the Maturity Date, provided that the Company shall not defer any interest payments to the extent of positive Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"). Therefore, at the election of the Company, interest may be paid out of, and only to the extent of, EBITDA.

Article 2. Method of Payment
----------------------------

     The Company may draw a check for the payment of interest to the order of the Holder of this Debenture and mail it to the Holder's address as shown on the Register (as defined in Section 7.2 below). Alternatively, the Company shall have the right at any time to pay accrued but unpaid interest in restricted shares of the Company's Class A Common Stock ("Common Stock"), based on a price equal to fifty percent (50%) of the average closing price of such Common Stock for the ten trading days prior to issuance of such Common Stock to the Holder,



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so long as such  shares  are  actually  delivered  to the  Holder  within  seven business days of issuance. In the event the Company elects to pay any accrued interest by issuance of Common Stock, then the Company shall notify the Holder in writing not less than seven business days prior to the issuance of such shares, and the Holder shall have the right at any time before receipt of delivery of such shares to notify the Company of the Holder's desire not to accept payment of interest in the form of Common Stock. In such event, the Company shall not have the right to pay any accrued interest in the form of Common Stock. In such event the Company shall have the right to continue to accrue such interest until the Maturity Date.

     The Company shall have the right at any time to prepay the Debenture in whole or in part, upon not less than ten (10) days prior written notice to the Holders (a "Prepayment Notice"). Other than with respect to a prepayment arising under Section 3.1(b), during the ten (10) days following the Holder's receipt of such Prepayment Notice, the Holder shall have the right to convert this Debenture at the then applicable Conversion Price, notwithstanding any notice provision or conversion limitation set forth in Section 3.1(a), which shall in such event not apply and be waived.

Article 3. Conversion
---------------------

     Section 3.1. Conversion Privilege
     ---------------------------------

     (a) The Holder of this Debenture shall have the right, at its option, to convert this Debenture into shares of Common Stock at any time following March 30, 2004, and then only after not less than seventy-five (75) days prior notice to the Company. The number of shares of Common Stock issuable upon the conversion of this Debenture is determined pursuant to Section 3.2 and rounding the result to the nearest whole share. At any time after delivery by Holder to the Company of a Notice of Intent to Convert, the Company shall not have the right to pre-pay the balance due on the Debenture, and the Holder shall convert the Debenture according to the terms herein on the 75th day following the mailing or transmission of such notice of intent (the "Notice of Intent Date"). In the event such notice of intent is mailed or transmitted within 75 days of the Maturity Date, the Holder shall have the right to extend the Maturity Date so as to allow conversion of the Debenture 75 days after the Notice of Intent Date.

     (b) In the event the Holder of the Debenture elects to convert all or any portion of the Debenture into Common Stock at any time, and the then applicable Conversion Price is less than $0.10 per share, then the Company shall have the right, at any time during the 75 days following the date of the Holder's Notice of Conversion, to prepay all or any portion of the Debenture that has been requested to be converted, and the Company will therefore not be required to issue shares of Common Stock upon conversion so long as such Debenture is paid with good, cleared funds prior to the date the Company is required to issue the Common Stock. This provision shall be waived in the event the Holder at any time elects to convert the Debenture at a Conversion Price equal to $0.10.

     (c) Less than all of the principal amount of this Debenture may be converted into Common Stock if the portion converted is $1,000 or a whole multiple of $1,000 and the provisions of this Article 3 that apply to the conversion of all of the Debenture shall also apply to the conversion of a portion of it. This Debenture may not be converted, whether in whole or in part, except in accordance with Article 3.



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     Section 3.2. Conversion Procedure.
     ----------------------------------

     (a)  Debentures.  Subject to Section 3.1,  after  having  received not less
          ----------
than seventy-five (75) days prior notice of Holder's intent to purchase (which notice shall not in any event obligate the Holder to convert any portion of this Debenture), upon the Company's receipt of a facsimile or original of Holder's duly completed and signed Notice of Conversion (a copy of which is attached hereto as Exhibit A), the Company shall instruct its transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debentures are convertible in accordance with the provisions regarding conversion. The Company's transfer agent or attorney shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

     (b)  Conversion Date.  Such conversion shall be effectuated by surrendering
          ---------------
to the Company, or its attorney, the Debentures (or a copy thereof if the Holder certifies that the original has been lost or destroyed) to be converted together with a facsimile or original of the signed Notice of Conversion. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company a facsimile or original of the signed Notice of Conversion, and so long as the time limitations set forth in Section 3.1(a) have been satisfied. The Company shall deliver to the Holder, or per the Holder's instructions, the shares of Common Stock within seven (7) business days of receipt of the Debentures to be converted.

     (c)  Common Stock to be Issued.  Subject to the time  limitations set forth
          -------------------------
in Section 3.2(a) above, upon the conversion of any Debentures and upon receipt by the Company or its attorney of a facsimile or original of Holder's signed Notice of Conversion, Company shall instruct Company's transfer agent to issue Stock Certificates in the name of Holder (or its nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable.

     (d)  Conversion Rate.  Subject to the time limitations set forth in Section
          ---------------
3.1(a), Holder is entitled to convert this Debenture, plus accrued interest, into Common Stock of the Company at the lesser of (i) 50% of the averaged ten closing prices for the Company's Common Stock for the ten (10) trading days immediately preceding the Conversion Date or (ii) $0.10 (the lesser of the two being referred to as the "Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

     (e) Nothing contained in this Debenture shall be deemed to establish or require the payment of interest to the Holder at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Holder to the Company.




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






     (f) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue certificates for the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Holder new Debentures representing the unconverted amount, if so requested by Holder.

     (g)  Payment of Taxes.  The Company shall pay all documentary  stamp taxes,
          ----------------
if any, attributable to the initial issuance of the Common Stock; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable, (i) with respect to any secondary transfer of the Debentures or the Common Stock issuable upon exercise hereof or (ii) as a result of the issuance of the Common Stock to any person other than the Holder, and the Company shall not be required to issue or deliver any certificate for any Common Stock unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have produced evidence that such tax has been paid to the appropriate taxing authority.

     (h)  Conversion  Default.  If,  at any time  Holder  submits  a  Notice  of
          -------------------
Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default"), the Company shall promptly issue so many of its authorized shares as are then available, and then use its best efforts to take such action as may be required to increase the authorized shares of the Company in order to provide for the issuance of all required shares upon Conversion.

     Section 3.3. Company to Reserve Stock. The Company shall reserve the number
     -------------------------------------
of shares of Common Stock required pursuant to and upon the terms set forth in the Subscription Agreement, to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall upon issuance be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     Section  3.4.  Restrictions  on  Transfer.  This  Debenture  has  not  been
     -----------------------------------------
registered under the Securities Act of 1933, as amended, (the "Act") and is being issued under Section 4(2) of the Act and Rule 506 of Regulation D promulgated under the Act. This Debenture and the Common Stock issuable upon the conversion thereof may only be offered or sold pursuant to registration under or an exemption from the Act. In the event the Company shall file a registration statement with the Securities and Exchange Commission, on any form other than a Form S-8, then the Company shall register the shares issuable upon conversion of this Debenture, as well as any other shares requested to be registered by the Holder.

     Section  3.5.  Mergers, Etc.  If the Company  merges or  consolidates  with
     ---------------------------
another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a



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






holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in this Article 3.

Article 4. Mergers
------------------

     The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, without the prior written consent of the Holders of a majority of the outstanding Debentures, which consent may be withheld in each Holder's sole and absolute discretion. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such written assumption.

Article 5. Reports
------------------

     The Company will mail to the Holder hereof at its address as shown on the Register a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders, unless such report is timely filed with the United States Securities and Exchange Commission.

Article 6. Defaults and Remedies
--------------------------------

     Section  6.1.  Events of Default.  An "Event of Default"  occurs if (a) the
     --------------------------------
Company does not make the payment of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, (b) the Company does not make a payment, other than a payment of principal, for a period of five (5) business days after its due date, (c) any of the Company's representations or warranties contained in this Debenture or in the related Security Agreement dated the date hereof were false when made or the Company fails to comply with any of its other agreements in this Debenture or such Security Agreement and such failure continues for the period and after the notice specified below, (d) the Company shall default under that certain License Agreement between the Company and the Trustees of the University of Pennsylvania (as amended), (e) the Company shall violate or breach any of the covenants contained in this Agreement, or (f) the Company pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a voluntary petition under Bankruptcy Law; (ii) consents to the entry of an order for relief against it in an involuntary bankruptcy petition; (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary bankruptcy petition; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days. As used in this Section 6.1, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.






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






     Section 6.2. Acceleration. If an Event of Default occurs and is continuing,
     -------------------------
the Holder hereof by notice to the Company, may declare the remaining principal amount of this Debenture, together with all accrued interest, to be due and payable. Upon such declaration, the remaining principal amount shall be due and payable immediately.

     Section 6.3.  Covenants.  The Company  hereby agrees to comply with each of
     -----------------------
the following covenants, the breach or violation of which shall be deemed an Event of Default hereunder. Without the prior written consent of the Holders of at least a majority of the outstanding Debentures:

     a. The Company shall not authorize or issue any additional shares of preferred stock, or any shares of Common Stock other than Class A Common Stock;

     b. The Company shall not effect a split of its Common Stock, or pay any dividends on its Common Stock, without the consent of the Holders of a majority of the outstanding Debentures;

     c. The Company shall not issue any additional Debentures to any party (this shall not prevent the Company from issuing other debentures or debt obligations);

     d. The Company shall not increase the compensation paid or payable to any of its officers or directors by more than five percent (5%) in any one calendar year;

     e. The Company shall at all times comply in all respects with the reporting requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and shall take such action as is required from time to time to continue and maintain the eligibility of the Company's stockholders to transfer securities without registration under the exemption provided by Rule 144 promulgated under the Act.

     f. The Company shall not use any of the proceeds of the issuance of the Debentures to pay any accrued salaries or past due accounts, payables or debts, without the prior written consent of the Holders of a majority of the Debentures.

     g. The Company shall not waive or modify any of the provisions of the Shareholder Agreement in connection with the 44,000,000 shares of Class A Common Stock issued to Robert Bernstein, or any transferee of such shares, and shall not permit any of such shares to be transferred without legend at any time prior to expiration of the term of such agreement.

Article 7. Record Ownership
---------------------------

     Section 7.1. Record Ownership. The Company, or its attorney, shall maintain
     -----------------------------
a register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of this Debenture. The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, receive notifications with respect to this Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     Section 7.2.  Registration of Transfer.  Transfers of this Debenture may be
     --------------------------------------
registered on the books of the Company  maintained for such purpose  pursuant to
Section 7.2 above (i.e., the Register). Transfers shall be registered when this Debenture is presented to the Company with a request to register the transfer hereof and the Debenture is duly endorsed by the appropriate person, reasonable assurances are given that the endorsements are genuine and effective, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with all applicable laws, including tax laws and state and federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder, it shall be canceled and a new Debenture showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Debenture is presented to the Company with a reasonable request to exchange it for an equal principal amount of Debentures of other denominations, the Company shall make such exchange and shall cancel this Debenture and issue in lieu thereof Debentures having a total principal amount equal to this Debenture in such denominations as agreed to by the Company and Holder.

     Section  7.3.  Lost  Debentures.  If  this  Debenture  becomes  defaced  or
     -------------------------------
mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

     Sectin  7.4.  Indemnification  for  Transfers.  In  the  event  any  Holder
     ---------------------------------------------
transfers all or any portion of the Debenture, the Holder hereby assumes liability for, and hereby agree to pay, protect, defend (at trial and appellate levels and with attorneys, consultants and experts reasonably acceptable to Company), and save Company harmless from and against, and hereby indemnify Company from and against any and all liens, damages, (including, without limitation, punitive or exemplary damages) losses, liabilities, obligations, settlement payments, penalties, fines, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively "Costs") which may at any time be imposed upon, incurred by or asserted or awarded against Company, and arising and proximately caused directly from or out of the subsequent transfer, conveyance or other disposition of the any warrant, Common Stock or debenture of the Company which results in a violation of, or otherwise disqualifies the issuance of the such security from any federal and state exemptions from registration which the Company relied on in issuing the such security.

Article 8. Dilution.
--------------------

     The number of shares of Common Stock issuable upon conversion of the Debentures shall be dilutive. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Debenture and recognize that the Debenture, if excercised will have a dilutive effect on existing shareholders. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue additional shares of Common Stock is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

Article 9. Notices
------------------

     Any notice which is required or convenient under the terms of this Debenture shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid and directed to the Holder of the Debenture at its address as it appears on the Register or if to the Company to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

Article 10. Time
----------------

     Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. A "business day" shall mean a day on which the banks in California are not required or allowed to be closed.

Article 11. Waivers
-------------------

     The holders of a majority in principal amount of the Debentures may waive a default or rescind the declaration of an Event of Default and its consequences except for a default in the payment of principal or conversion into Common Stock.

Article 12. Rules of Construction
---------------------------------

     In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.

Article 13. Governing Law
-------------------------

     The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the State of California applicable to agreements that are negotiated, executed, delivered and performed solely in the State of California. The prevailing party in any dispute arising hereunder shall be entitled to recover all of its reasonable attorney's fees and costs of defense, prosecution or litigation.

Article 14. Litigation
----------------------

     (a)  Forum  Selection and Consent to  Jurisdiction.  Any  litigation  based
          ---------------------------------------------
thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the state or federal courts of the State of California, city of Los Angeles. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal courts of the State of California, city of Los Angeles, for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of California. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

     (b)  Waiver of Jury  Trial.  The Holder and the Company  hereby  knowingly,
          ---------------------
voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Holder or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Holder entering into this agreement.

     (c)  Submission  To  Jurisdiction.   Any  legal  action  or  proceeding  in
          ----------------------------
connection with this Debenture or the performance hereof must be brought in the federal courts located in the State of California and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

         IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

MATERIAL TECHNOLOGIES, INC.                   PALISADES CAPITAL, LLC
a Delaware corporation                        a Nevada limited liability company

By:                                           By:
   -----------------------------                 -----------------------------
Robert Bernstein                              Jean Turner, Secretary
Chairman and CEO


            [Signature Page to Senior Secured Convertible Debenture]

                                    Exhibit A
                                    ---------

                              NOTICE OF CONVERSION
                              --------------------


           (To be Executed by the Registered Holder upon Conversion.)

     The undersigned  hereby irrevocably  elects, as of                , 200  to
                                                         --------------     -
convert  $                   of the Debentures  into Shares of Common Stock (the
          -----------------
"Shares")  of  Material   Technologies,   Inc.,  a  Delaware   corporation  (the
"Company").


Date of Conversion
                  -----------------------------------------

Applicable Conversion Price
                           ---------------------------------

Number of Shares Issuable upon this conversion
                                              --------------

Signature
         ---------------------------------------------------
                           [Name]
Address
       -----------------------------------------------------

------------------------------------------------------------

Phone                         Fax
     ----------------------      ---------------------------

                             Assignment of Debenture
                             -----------------------

The undersigned hereby sell(s) and assign(s) and transfer(s) unto



                   (name, address and SSN or EIN of assignee)

                                                  Dollars ($                )
                                                  ------------------------------
     (principal amount of Debenture, $1,000 or integral multiples of $1,000)

of principal amount of this Debenture together with all accrued and unpaid interest hereon.

Date:                       Signed:
     ----------------------        ---------------------------------------------
                                         (Signature must conform in all
                                        respects to name of Holder shown
                                               of face of Debenture)

                              Schedule of Advances
                              --------------------


   Date             Amount                 Balance           Company Signature
----------  ----------------------  ---------------------  ---------------------


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                                       13